EXHIBIT 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLM ECFC and VG Funding by employing several criteria, including requirements that each trust student loan as of the original cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was a consolidation loan guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was fully disbursed;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of September 30, 2011, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $5,055,443 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 36 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

2004-10

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$2,402,718,337
Aggregate Outstanding Principal Balance – Treasury Bill	$133,987,432
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	5.58%
Aggregate Outstanding Principal Balance – Commercial Paper	$2,119,485,060
Percentage of Aggregate Outstanding Principal Balance – Commercial Paper	88.21%
Aggregate Outstanding Principal Balance – Other	$149,245,845
Percentage of Aggregate Outstanding Principal Balance – Other	6.21%
Number of Borrowers	78,959
Average Outstanding Principal Balance Per Borrower	$30,430
Number of Loans	137,079
Average Outstanding Principal Balance Per Loan – Treasury Bill	$20,639
Average Outstanding Principal Balance Per Loan – Commercial Paper	$16,594
Average Outstanding Principal Balance Per Loan – Other	$52,111
Weighted Average Remaining Term to Scheduled Maturity	237 months
Weighted Average Annual Interest Rate	4.32%
___________
* Represents a percentage greater than 0% but less than 0.05%.

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the three-month commercial paper rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

The category “Other” in the table above represents the Health Education Assistance Loan Program (which we refer to as “HEAL” and the loans originated under such program as “HEAL Loans”) portion of any consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the HEAL Program. These consolidation loans are guaranteed as to principal and interest by a guaranty agency and reinsured by the Department of Education. The HEAL portion of any consolidation loan is not eligible to receive special allowance payments or interest subsidy payments. The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond-equivalent rate for 91-day Treasury bills auctioned during the three months ending June 30, plus 3.0%. In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate that may apply to the principal of the HEAL Loan segment.

2004-10

For this purpose, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter.  The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	26,171	$402,530,588	16.8%
3.01% to 3.50%	38,013	605,217,354	25.2
3.51% to 4.00%	23,644	390,371,205	16.2
4.01% to 4.50%	26,638	421,922,456	17.6
4.51% to 5.00%	5,253	120,392,350	5.0
5.01% to 5.50%	2,253	56,061,690	2.3
5.51% to 6.00%	1,540	39,654,709	1.7
6.01% to 6.50%	1,610	39,801,578	1.7
6.51% to 7.00%	2,631	67,558,848	2.8
7.01% to 7.50%	1,166	29,144,790	1.2
7.51% to 8.00%	2,912	69,984,503	2.9
8.01% to 8.50%	2,336	92,944,132	3.9
Equal to or greater than 8.51%	2,912	67,134,134	2.8

Total	137,079	$2,402,718,337	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	6,163	$19,581,753	0.8%
$5,000.00 -$ 9,999.99	15,861	122,814,635	5.1
$10,000.00-$14,999.99	12,617	154,834,709	6.4
$15,000.00-$19,999.99	10,293	178,394,005	7.4
$20,000.00-$24,999.99	7,192	160,705,518	6.7
$25,000.00-$29,999.99	4,846	132,130,753	5.5
$30,000.00-$34,999.99	3,546	115,083,143	4.8
$35,000.00-$39,999.99	2,837	106,131,961	4.4
$40,000.00-$44,999.99	2,178	92,339,723	3.8
$45,000.00-$49,999.99	1,580	74,772,054	3.1
$50,000.00-$54,999.99	1,284	67,304,388	2.8
$55,000.00-$59,999.99	1,192	68,409,315	2.8
$60,000.00-$64,999.99	975	60,911,555	2.5
$65,000.00-$69,999.99	776	52,267,132	2.2
$70,000.00-$74,999.99	704	50,989,367	2.1
$75,000.00-$79,999.99	574	44,464,473	1.9
$80,000.00-$84,999.99	528	43,495,178	1.8
$85,000.00-$89,999.99	470	41,101,651	1.7
$90,000.00-$94,999.99	451	41,714,567	1.7
$95,000.00-$99,999.99	402	39,196,605	1.6
$ 100,000.00 and above	4,490	736,075,854	30.6

Total	78,959	$2,402,718,337	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	124,644	$2,150,210,049	89.5%
31-60 days	4,766	90,720,051	3.8
61-90 days	2,360	48,179,722	2.0
91-120 days	1,109	26,463,386	1.1
121-150 days	839	17,613,312	0.7
151-180 days	718	16,017,491	0.7
181-210 days	593	12,184,677	0.5
Greater than 210 days	1,969	41,329,648	1.7

Total	137,079	$2,402,718,337	100.0%

2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	81	$40,472	*
4 to12	346	461,160	*
13 to 24	662	1,818,965	0.1%
25 to 36	949	4,018,573	0.2
37 to 48	1,107	6,150,405	0.3
49 to 60	2,802	11,860,656	0.5
61 to 72	3,432	16,299,549	0.7
73 to 84	2,183	14,369,456	0.6
85 to 96	10,645	60,379,375	2.5
97 to 108	12,957	75,271,156	3.1
109 to 120	5,405	40,468,331	1.7
121 to 132	5,641	71,369,332	3.0
133 to 144	4,619	60,382,669	2.5
145 to 156	11,556	125,045,502	5.2
157 to 168	13,985	152,737,024	6.4
169 to 180	6,696	79,015,967	3.3
181 to 192	4,643	60,991,205	2.5
193 to 204	3,392	51,535,496	2.1
205 to 216	5,467	94,426,065	3.9
217 to 228	6,768	124,682,437	5.2
229 to 240	4,663	94,136,965	3.9
241 to 252	3,661	89,920,422	3.7
253 to 264	3,072	92,169,196	3.8
265 to 276	4,753	170,777,480	7.1
277 to 288	5,201	192,101,733	8.0
289 to 300	3,257	130,592,836	5.4
301 to 312	2,229	111,379,458	4.6
313 to 324	1,520	89,786,362	3.7
325 to 336	1,171	74,501,583	3.1
337 to 348	1,290	83,654,606	3.5
349 to 360	1,641	124,080,512	5.2
361 and above	1,285	98,293,389	4.1

Total	137,079	$2,402,718,337	100.0%
_____________________ * Represents a percentage greater than 0% but less than 0.05%.

We have determined the numbers of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	13,151	$239,124,517	10.0%
Forbearance	10,060	254,631,105	10.6
Repayment
First year in repayment	6,289	184,744,746	7.7
Second year in repayment	6,032	159,103,765	6.6
Third year in repayment	5,372	128,529,946	5.3
More than 3 years in repayment	96,175	1,436,584,258	59.8

Total	137,079	$2,402,718,337	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 63.0 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2004-10

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	14.0	-	254.7
Forbearance	-	4.2	272.3
Repayment	-	-	227.8

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $239,124,517 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $118,254,326 or approximately 49.5% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

2004-10

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	1,102	$20,230,993	0.8%
Alaska	204	3,788,431	0.2
Arizona	2,955	54,916,553	2.3
Arkansas	779	15,032,888	0.6
California	14,303	275,431,302	11.5
Colorado	2,335	38,738,959	1.6
Connecticut	2,072	29,823,906	1.2
Delaware	336	7,582,794	0.3
District of Columbia	656	14,101,371	0.6
Florida	8,899	171,857,393	7.2
Georgia	3,668	74,153,543	3.1
Hawaii	618	9,122,911	0.4
Idaho	457	10,025,713	0.4
Illinois	5,845	96,599,640	4.0
Indiana	4,261	59,547,634	2.5
Iowa	651	11,756,804	0.5
Kansas	2,669	35,857,361	1.5
Kentucky	1,282	20,183,843	0.8
Louisiana	4,004	67,795,683	2.8
Maine	317	5,709,031	0.2
Maryland	3,170	60,575,472	2.5
Massachusetts	4,364	69,101,503	2.9
Michigan	2,540	49,887,411	2.1
Minnesota	1,702	29,369,946	1.2
Mississippi	1,149	19,443,749	0.8
Missouri	3,026	50,580,352	2.1
Montana	254	4,710,671	0.2
Nebraska	311	5,816,493	0.2
Nevada	903	16,069,161	0.7
New Hampshire	574	8,280,694	0.3
New Jersey	3,749	66,432,408	2.8
New Mexico	446	8,427,756	0.4
New York	9,768	172,812,655	7.2
North Carolina	2,774	49,313,927	2.1
North Dakota	104	2,554,406	0.1
Ohio	7,918	131,066,863	5.5
Oklahoma	2,715	42,009,939	1.7
Oregon	2,024	33,983,868	1.4
Pennsylvania	4,978	92,435,169	3.8
Rhode Island	293	5,106,841	0.2
South Carolina	1,134	23,115,282	1.0
South Dakota	142	2,203,062	0.1
Tennessee	2,808	51,578,281	2.1
Texas	10,990	186,005,059	7.7
Utah	484	9,474,375	0.4
Vermont	191	3,362,636	0.1
Virginia	4,088	65,797,577	2.7
Washington	4,003	61,007,055	2.5
West Virginia	639	9,730,336	0.4
Wisconsin	1,133	21,446,575	0.9
Wyoming	134	2,385,137	0.1
Other	1,158	26,376,926	1.1

Total	137,079	$2,402,718,337	100.0%

2004-10

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2004-10

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	96,385	$1,534,255,057	63.9%
Other Repayment Options(1)	40,694	868,463,280	36.1

Total	137,079	$2,402,718,337	100.0%
__________________ (1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 3,565 loans with an aggregate outstanding principal balance of $120,380,007 currently in an interest-only period.  These interest-only loans represent approximately 5.0% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	65,617	$980,109,071	40.8%
Unsubsidized	71,462	1,422,609,266	59.2

Total	137,079	$2,402,718,337	100.0%

2004-10

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	1,012	$17,864,415	0.7%
October 1, 1993 through June 30, 2006	136,067	2,384,853,922	99.3
July 1, 2006 and later	0	0	0.0

Total	137,079	$2,402,718,337	100.0%

2004-10

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	5,885	$82,440,202	3.4%
College Assist	90	1,774,742	0.1
Educational Credit Management Corporation	3,926	54,234,023	2.3
Florida Office of Student Financial Assistance	3,561	46,717,108	1.9
Georgia Student Finance Commission	1	12,556	*
Great Lakes Higher Education Corporation	328	6,927,557	0.3
Illinois Student Assistance Commission	4,610	69,001,361	2.9
Iowa College Student Aid Commission	219	3,692,299	0.2
Kentucky Higher Education Assistance Authority	573	8,017,204	0.3
Louisiana Office of Student Financial Assistance	1,988	25,907,926	1.1
Michigan Guaranty Agency	1,366	22,242,979	0.9
Montana Guaranteed Student Loan Program	6	124,878	*
Nebraska National Student Loan Program	7	114,932	*
New Jersey Higher Education Student Assistance Authority	2,937	42,889,524	1.8
New York State Higher Education Services Corporation	17,108	278,237,738	11.6
Northwest Education Loan Association	3,493	59,390,314	2.5
Oklahoma Guaranteed Student Loan Program	2,683	38,722,483	1.6
Pennsylvania Higher Education Assistance Agency	12,999	174,645,192	7.3
Student Loan Guarantee Foundation of Arkansas	460	7,203,985	0.3
Tennessee Student Assistance Corporation	2,293	35,344,593	1.5
Texas Guaranteed Student Loan Corporation	14,165	216,755,980	9.0
United Student Aid Funds, Inc.	58,381	1,228,320,760	51.1

Total	137,079	$2,402,718,337	100.0%
_________________________ * Represents a percentage greater than 0% but less than 0.05%.

2004-10

SIGNIFICANT GUARANTOR
INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the Significant Guarantors and/or from the Department of Education.  None of the depositor, SLM ECFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act of 1965, as amended (“the Act”), as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Act in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal

2004-10

financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program effective July 1, 2010.  As a result of the new statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2010, USA Funds held net assets on behalf of the federal reserve fund of approximately $366 million. Through September 30, 2010, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $92 billion.  Also, as of September 30, 2010, USA Funds had operating fund assets totaling slightly over $1 billion, which includes the $366 million of net assets held on behalf of the federal reserve fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2006	2007	2008	2009	2010
United Student Aid Funds, Inc.	0.26%	0.28%	0.33%	0.38%	0.40%

USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford

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and PLUS loans but excluding consolidation loans) guaranteed by USA Funds.  For the last five fiscal years, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2006	2007	2008	2009	2010
United Student Aid Funds, Inc.	$12,586	$15,581	$17,202	$20,067	$7,705

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year.  For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2006	2007	2008	2009	2010
United Student Aid Funds, Inc.	38.03%	40.30%	45.60%	36.19%	32.90%

USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2006	2007	2008	2009	2010
United Student Aid Funds, Inc.	1.21%	2.13%	2.07%	1.92%	1.69%

In addition, USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows: 2010 – 4.70 percent; 2009 – 4.62 percent; 2008 – 4.26 percent; 2007 – 4.07 percent; 2006 – 3.84 percent.

USA Funds is headquartered in Fishers, Indiana.  USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Director, Corporate Communications.

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NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (HESC) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (“FFELP”).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP Loans.  In 2009, the New York State Legislature created the New York Higher Education Loan Program (NYHELPs) and designated HESC as its administrator.  NYHELPs is a private student loan program for New York State residents attending participating institutions in the State.

As a result of the March 30, 2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective July 1, 2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after June 30, 2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning July 1, 2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.

For the FFELP, HESC will continue to have responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2010, HESC had total FFELP assets of approximately $164.7 million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $23.0 billion in original principal amount of loans outstanding.

Guarantee Volume:  HESC guaranteed the following amounts for the last five federal fiscal years ending September 30 (excluding consolidation loans):

	FFELP Loan Volume
	Fiscal Year
	($ in millions)
Guarantor	2006	2007	2008	2009	2010
New York State Higher Education Services Corporation	$2,970	$3,164	$3,551	$3,642	$799

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Reserve Ratio:  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund balance by the original principal amount of loans outstanding. HESC’s reserve ratio for the last five federal fiscal years ending September 30 is as follows:

	Reserve Ratio
	Fiscal Year
Guarantor	2006	2007	2008	2009	2010
New York State Higher Education Services Corporation	0.25%	0.29%	0.29%	0.30%	0.33%

Recovery Rates:  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the past five federal fiscal years ending September 30 provided below uses the Department of Education’s calculation method:

	Recovery Rate
	Fiscal Year
Guarantor	2006	2007	2008	2009	2010
New York State Higher Education Services Corporation	19.59%	26.54%	32.12%	23.64%	23.46%

Claims Rate:  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the past five federal fiscal years ending September 30 is as follows:

	Claims Rate
	Fiscal Year
Guarantor	2006	2007	2008	2009	2010
New York State Higher Education Services Corporation	1.50%	1.42%	1.60%	1.93%	1.86%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site, www.hesc.org.

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